Capital Stock	12 Months Ended
Mar. 31, 2024
Text Block [Abstract]
Capital Stock
26.	CAPITAL STOCK

	Number of shares issued and outstanding	Stated capital value

Balance at March 31, 2022	147,957,787	$1,378.0

Common shares repurchased and cancelled:

Normal Course Issuer Bid	(3,364,262)	(31.2)

Substantial Issuer Bid	(41,025,641)	(388.4)

Balance at March 31, 2023	103,567,884	$958.4

Issuance of capital stock	535,188	5.5

Balance at March 31, 2024	104,103,072	$963.9

As at March 31, 2024, the Company converted 70,920 deferred share units (“DSUs”) to capital stock upon the resignation of two directors. The Company issued 464,268 common shares upon exercise of earnout rights, Replacement LTIP units and Omnibus Plan LTIP units. See Notes 31, 32 and 34.
Normal Course Issuer Bid
On March 3, 2022, the Company commenced a normal course issuer bid (the “2022 NCIB”) after receiving regulatory approval from the Toronto Stock Exchange. Pursuant to the NCIB, the Company was authorized to acquire up to a maximum of 7,397,889 of its shares, or 5% of its 147,957,790 issued and outstanding shares as of February
18
, 2022, subject to a daily maximum of 16,586 shares. The common shares were available for purchase
and
cancellation commencing on March 3,
2022 until June 14, 2022 at which time the NCIB was suspended with the launch of the Substantial Issuer Bid (“SIB”). The NCIB resumed after the completion of the SIB and the Company was permitted to acquire its shares until March 2, 2023 under the same terms and conditions.
As at March 31, 2023, the Company purchased and cancelled 3,364,262 common shares at a weighted average book value of $9.25 (US $7.30) per share for a total purchase price of approximately $37.1 million (US $28.6 million). The excess of the purchase price paid over the carrying value of the common shares purchased totalling $5.9 million, was recognized as an increase to retained earnings.
The Company renewed its NCIB to acquire a maximum of 5,178,394 of its shares, or approximately 5% of its 103,567,884 issued and outstanding shares as of February 28, 2023, subject to a daily maximum of 50,984 shares. The NCIB commenced March 6, 2023 and terminated on March 5, 2024.
T
he Company has not made any purchases under its renewed NCIB.
Substantial Issuer Bid
On June 21, 2022, the Company commenced a substantial issuer bid in Canada and a Tender Offer in the United States (collectively the “Offer”) to purchase for cancellation up to US $400 million of its common shares. The Offer which expired on July 27, 2022, proceeded by way of a “modified Dutch auction”, whereby, shareholders who chose to participate in the Offer could individually select the price, within a price range of not less than US $8.75 and not more than US $10.25 per share (in increments of US $0.10 per share), at which they tender their shares to the Offer. Upon expiry of the Offer, the Company determined the lowest purchase price that allowed it to purchase the maximum number of shares properly tendered to the Offer, and not properly withdrawn, having an aggregate purchase price not exceeding US $400 million.
On July 27, 2022, 41,025,641 common shares at a weighted average book value of $9.11 (US $7.33) per share were purchased for cancellation at US $9.75 per share, for an aggregate amount of $514.9 million (US $400 million). As a result, the Company subsequently adjusted the number of common shares and the reduction to retained earnings to actual. The excess of the purchase price over the carrying value of the shares purchased totalling $127.4 million (US $99.3 million) was recognized as a reduction to retained earnings. The Company incurred transaction costs of $1.1 million related to the SIB which were recorded within capital stock.